Vanguard Windsor™ II Fund

Supplement Dated September 21, 2018, to the Prospectus and Summary Prospectus Dated February 26, 2018

Important Change to Vanguard Windsor II Fund

Effective at the close of business on December 31, 2018, Sheldon J. Lieberman will retire from Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) and will no longer serve as a co-portfolio manager for Hotchkis and Wiley’s portion of the Windsor II Fund. Upon Mr. Lieberman’s retirement, Scott McBride will be added as a co-portfolio manager along with George H. Davis, who currently serves as a co-portfolio manager with Mr. Lieberman. The Fund’s investment objective, strategies, and policies will remain unchanged.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 73A 092018

Vanguard WindsorTM Funds

Supplement Dated September 21, 2018, to the Statement of Additional Information Dated February 26, 2018

Important Change to Vanguard Windsor II Fund

Effective at the close of business on December 31, 2018, Sheldon J. Lieberman will retire from Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) and will no longer serve as a co-portfolio manager for Hotchkis and Wiley’s portion of the Windsor II Fund. Upon Mr. Lieberman’s retirement, Scott McBride will be added as a co-portfolio manager along with George H. Davis, who currently serves as a co-portfolio manager with Mr. Lieberman. The Fund’s investment objective, strategies, and policies will remain unchanged.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 22C 092018